     As filed with the Securities and Exchange Commission on March 17, 1998.
                                                     Registration No. 333-07687
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           -------------------------

                                   AMRE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                            75-2041737
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)

                                  3710 Rawlins
                                   Suite 1220
                               Dallas, Texas 75219
                            Telephone: (214) 219-2001
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)


                               J. Gregg Pritchard
                                    President
                                  3710 Rawlins
                                   Suite 1220
                               Dallas, Texas 75219
                            Telephone: (214) 219-2001
               (Address, including zip code, and telephone number,
                   including area code, of agent for service)

                           -------------------------

                                   Copies to:

                                Gary M. Lawrence
                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                               1700 Pacific Avenue
                                   Suite 4100
                            Dallas, Texas 75201-4618
                                 (214) 969-2800

                           -------------------------

     By this Post-Effective Amendment No. 1, the Registrant is amending its Registration Statement (No. 333-07687), effective September 5, 1996, to reduce the number of shares registered from 4,022,871 shares of Common Stock to 2,824,496 shares of Common Stock, as set forth below.

Total amount of securities registered
under the Registration Statement prior
to this Amendment:
                                             4,022,871 shares of Common Stock

Reduced by:

     Shares to be de-registered under
     Form S-3 Registration Statement,
     effective September 5, 1996:            1,198,375 shares of Common Stock

Total amount of securities registered
under the Registration Statement after
this Amendment:                              2,824,496 shares of Common Stock



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on February 4, 1998.


                                        AMRE, INC.

                                        By:  /s/ J. Gregg Pritchard
                                            ----------------------------
                                             J. Gregg Pritchard
                                             President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons, in the capacities indicated and on the dates indicated.


              Signature                                     Title                                  Date
        /s/ J. Gregg Pritchard               President, Treasurer and Secretary              February 4, 1998
---------------------------------------        (Principal executive officer,
J. Gregg Pritchard                                principal financial and
                                                   accounting officer)


          /s/ Janie Kiernan                               Director                           February 16, 1998
---------------------------------------
Janie Kiernan


                  *                                       Director                          February ___, 1998
---------------------------------------
Charles Abner


       /s/ Jeffrey C. Mitchell                            Director                           February 17, 1998
---------------------------------------
Jeffrey C. Mitchell


*By:  /s/ John D. Penn                                                                      February 11, 1998
---------------------------------------
         John D. Penn,
        Attorney-in-Fact